Exhibit 10.1

FIRST AMENDMENT

to Tenth Amended and Restated Rent Supplement

(McAllen Lease)

June 20, 2016

This First Amendment to the Tenth Amended and Restated Rent Supplement (the “First Amendment”) between Sharyland Distribution and Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on June 20, 2016 and is effective as of June 13, 2016.  Capitalized terms used herein that are not otherwise defined will have the meanings assigned to such terms in the McAllen Lease (as defined below).

WHEREAS, Lessor and Lessee are Parties to a Third Amended and Restated Lease Agreement (McAllen System) dated as of December 1, 2014 (as amended from time to time in accordance with its terms, the “McAllen Lease”);

WHEREAS, on February 26, 2016, the Parties executed the Tenth Amended and Restated Rent Supplement (McAllen Lease) effective as of January 1, 2016 (the “Tenth Amended Supplement”); and

WHEREAS, the Parties now desire to amend the Tenth Amended Supplement as set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1.Amendment.  The table titled “ERCOT Transmission Rate Allocation” is hereby amended by deleting the table in its entirety and replacing the same with the following:

ERCOT Transmission Rate

Allocation:	before June 20, 2013: 100%
between June 20 and October 17, 2013: 27.8%
between October 17, 2013 and February 25, 2014: 11.8%
between February 25, 2014 and May 1, 2014: 8.2%
between May 1, 2014 and October 3, 2014: 8.6%
between October 3, 2014 and March 31, 2015: 12.0%
between April 1, 2015 and October 31, 2015: 11.9%
between November 1, 2015 and June 13, 2016: 10.6%
between June 13, 2016 and October 1, 2016: 9.8%
starting October 1, 2016: 8.2%

2.Continuing Effect.  Except as expressly amended by this First Amendment, the provisions of each of the McAllen Lease and the Tenth Amended Supplement are and shall remain in full force and effect.

[Signatures on Following Page]

McAllen Lease

The Parties have executed this First Amendment as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:/s/ Greg Wilks
Name:Greg Wilks
Title:Chief Financial Officer

SHARYLAND DISTRIBUTION &
TRANSMISSION SERVICES, L.L.C.

By:/s/ Brant Meleski
Name:Brant Meleski
Title:Chief Financial Officer

McAllen Lease